Exhibit 10.25
THIRD AMENDMENT TO
CREDIT AGREEMENT
          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is entered into as of the 12th day of July, 2010, by and among WILLIAMS PRODUCTION RMT COMPANY (the “Counterparty”), WILLIAMS PRODUCTION COMPANY, LLC (the “Guarantor”), CITIBANK, N.A., as administrative agent (the “Administrative Agent”), CITIGROUP ENERGY INC., as computation agent (the “Computation Agent”, CALYON NEW YORK BRANCH, as collateral agent (the “Collateral Agent”) and PV determination agent (the “PV Determination Agent”, and together with the Administrative Agent, the Computation Agent and the Collateral Agent, the “Agents”), and the BANKS.
Preliminary Statement
          WHEREAS, the Counterparty, the Guarantor, the Agents and the Banks, are parties to that certain Credit Agreement dated as of February 23, 2007, as amended by the First Amendment to Credit Agreement dated as of March 30, 2007 and the Second Amendment to Credit Agreement dated as of June 10, 2008 among the Counterparty, the Guarantor, the Agents and various Banks (“Credit Agreement”) and
          WHEREAS, the Counterparty and the Guarantor have requested that the Banks and the Agents modify the Credit Agreement and change certain terms thereof, and the Agents and the Banks have agreed to do so; and
          WHEREAS, the Counterparty, the Guarantor, the Agents and the Banks wish to execute this Third Amendment to evidence such agreement.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Counterparty, the Guarantor, the Agents and the Banks hereby agree as follows (all capitalized terms used herein and not otherwise defined herein shall have the meanings as defined in the Credit Agreement):
     Section 1. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Termination Date” to read in its entirety as follows:
     “Termination Date” means December 31, 2015.
     Section 2. Representations True; No Default. Each of the Counterparty and the Guarantor represents and warrants that:

(i)	this Third Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Credit Documents to which it is a party, constitute the legal, valid and binding obligation of the Counterparty or the Guarantor, as applicable, enforceable against the Counterparty or Guarantor, as applicable, in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;

(ii)	the representations and warranties of the Counterparty and the Guarantor contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date); and

(iii)	after giving effect to this Third Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
     Section 3. Expenses, Additional Information. The Counterparty shall pay to each Agent all reasonable expenses incurred by such Agent in connection with the execution of this Third Amendment, including all reasonable expenses incurred in connection with any previous negotiation and credit documentation.
     Section 4. Effectiveness. This Third Amendment shall become effective on the date (the “Third Amendment Closing Date”) when, and only when, the Administrative Agent notifies the Counterparty that the Administrative Agent (or its counsel) has received:
(i)	from each party hereto either (x) a counterpart of this Third Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Third Amendment) that such party has signed a counterpart of this Third Amendment, which notice shall be conclusive and binding;

(ii)	a certificate of an authorized officer of the Counterparty and the Guarantor, as applicable, certifying as of the Third Amendment Closing Date (i) that the resolutions delivered to the Banks and the Agents on the effective date of the Credit Agreement have not been amended, modified, revoked or rescinded, (ii) that the applicable organizational documents of the Counterparty and the Guarantor have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (iii) as to the incumbency and signature of the officers of the Counterparty and the Guarantor executing this Third Amendment; and

(iii)	a certificate of an officer of each of the Counterparty and the Guarantor dated as of the Third Amendment Closing Date certifying that each of the representations and warranties made by the Counterparty or the Guarantor, as applicable, in Section 2 hereof is true and correct, and that no Default or Event of Default has occurred and is continuing.
     Section 5. Miscellaneous Provisions.
          (a) From and after the execution and delivery of this Third Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.
          (b) The Credit Agreement and this Third Amendment shall be read and construed as one and the same instrument.
          (c) Any reference in any of the Credit Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Third Amendment.
          (d) This Third Amendment shall be construed in accordance with and governed by the laws of the State of New York.
          (e) This Third Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
          (f) The headings herein shall be accorded no significance in interpreting this Third Amendment.
     Section 6. Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the Counterparty, the Guarantor, the Banks and the Agents and their respective successors and assigns, except that the Counterparty and the Guarantor shall not have the right to assign their rights hereunder or any interest herein.
     Section 7. Reaffirmation of Guaranty. The Guarantor consents to the execution and delivery by the Counterparty of this Third Amendment and ratifies and confirms the terms of the guaranty contained in Article IX of the Credit Agreement with respect to the Obligations. The Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Obligations or any other obligation of the Counterparty, or any actions now or hereafter taken by the Banks with respect to any obligation of the Counterparty, the guaranty contained in Article IX of the Credit Agreement (i) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment of the Obligations to the extent and as provided therein, and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein shall release, discharge, modify, change or affect the original liability of the Guarantor under the guaranty contained in Article IX of the Credit Agreement.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective duly authorized officers as of the 30th day of June, 2010, to be effective as of the Third Amendment Closing Date,

COUNTERPARTY: WILLIAMS PRODUCTION RMT COMPANY
By:	/s/ Gary R. Belitz
	Name:	Gary R. Belitz
	Title:	Vice President — Finance and Accounting

GUARANTOR: WILLIAMS PRODUCTION COMPANY, LLC
By:	/s/ Gary R. Belitz
	Name:	Gary R. Belitz
	Title:	Vice President — Finance and Accounting
Signature Page to Third Amendment to Credit Agreement

AGENTS: CITIBANK, N.A., as Administrative Agent
By:	/s/ Todd J. Mogil
	Name:	Todd J. Mogil
	Title:	Vice President

CITIGROUP ENERGY INC., as Computation Agent
By:
Name:
Title:

CALYON NEW YORK BRANCH, as Collateral Agent and as PV Determination Agent
By:
Name:
Title:

By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

AGENTS: CITIBANK, N.A., as Administrative Agent
By:
Name:
Title:

CITIGROUP ENERGY INC., as Computation Agent
By:	/s/ Rodney Malcolm
	Name:	Rodney Malcolm
	Title:	Managing Director

CALYON NEW YORK BRANCH, as Collateral Agent and as PV Determination Agent
By:
Name:
Title:

By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

AGENTS: CITIBANK, N.A., as Administrative Agent
By:
Name:
Title:

CITIGROUP ENERGY INC., as Computation Agent
By:
Name:
Title:

Credit Agricole Corporate and Investment Bank (f.k.a. CALYON NEW YORK BRANCH), as Collateral Agent and as PV Determination Agent
By:	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director
Signature Page to Third Amendment to Credit Agreement

BANKS: CITIBANK, N.A.
By:	/s/ Todd J. Mogil
	Name:	Todd J. Mogil
	Title:	Vice President

CALYON
By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

BANKS: CITIBANK, N.A.
By:
Name:
Title:

Credit Agricole Corporate and Investment Bank (f.k.a. CALYON NEW YORK BRANCH)
By:	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

BARCLAYS BANK PLC
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

BANKS: CITIBANK, NA.
By:
Name:
Title:

CALYON
By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC
By:	/s/ George Manahilon
	Name:	George Manahilon
	Title:	Managing Director

BNP PARIBAS
By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

BANKS: CITIBANK, N.A.
By:
Name:
Title:

CALYON
By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC
By:
Name:
Title:

BNP PARIBAS
By:	/s/ Mark A. Cox		/s/ Larry Robinson
	Name:	Mark A. Cox	Larry Robinson
	Title:	Managing Director	Director
Signature Page to Third Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:	/s/ Barry Dixon
	Name:	Barry Dixon
	Title:	Authorized Signatory

MORGAN STANLEY CAPITAL GROUP INC.
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:

DB ENERGY TRADING LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:
Name:
Title:

MORGAN STANLEY CAPITAL GROUP INC.
By:	/s/ Deborah L. Hart
	Name:	Deborah L. Hart
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:

DB ENERGY TRADING LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:
Name:
Title:

MORGAN STANLEY CAPITAL GROUP INC.
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Brian Williams
	Name:	Brian Williams
	Title:	Vice President

DB ENERGY TRADING LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:
Name:
Title:

MORGAN STANLEY CAPITAL GROUP INC.
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:

DB ENERGY TRADING LLC
By:	/s/ Brandon Diket
	Name:	Brandon Diket
	Title:	VP

By:	/s/ Molly Sample
	Name:	Molly Sample
	Title:	Director

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:
Signature Page to Third Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:
Name:
Title:

MORGAN STANLEY CAPITAL GROUP INC.
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:

DB ENERGY TRADING LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:	/s/ M. Hasan
	Name:	Muhammad Hasan
	Title:	Vice President
Signature Page to Third Amendment to Credit Agreement